                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          EUROPA CRUISES CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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

                          EUROPA CRUISES CORPORATION
                              150 - 153rd Avenue
                                   Suite 200
                            Madeira Beach, FL 33708
                               ________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 6, 2000
                               ________________

TO THE STOCKHOLDERS OF
EUROPA CRUISES CORPORATION:

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Meeting") of Europa Cruises Corporation, a Delaware Corporation (the "Company"), will be held on Friday, October 6, 2000 at Beau Rivage, 875 Beach Boulevard, Biloxi, Mississippi 39530 at 10:00 a.m., local time, for the following purposes:

     (1) To elect five directors to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

     (2) To transact such other business as may properly come before the Meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on August 21, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE YOUR PROXY AND MAIL IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

     The annual report to stockholders of Europa Cruises Corporation for the year ended December 31, 1999 is enclosed. A complete list of stockholders entitled to vote at the Meeting shall be open to the examination of any stockholder, for any purpose germane to the Meeting, during ordinary business hours at least ten days prior to the Meeting at the place where the Meeting is to be held. The list shall also be produced and kept at the time and place of the Meeting and may be inspected by any stockholder who is present.

                              By Order of the Board of Directors


                              Deborah A. Vitale
                              Chairman of the Board,
September 6, 2000             President, Chief Executive Officer, Secretary
                                 and Treasurer

                           EUROPA CRUISES CORPORATION
                                ________________

                                PROXY STATEMENT
                                ________________

     The enclosed proxy is solicited by the Board of Directors (the "Board") of Europa Cruises Corporation, a Delaware corporation (the "Company"), for use at the annual meeting of stockholders, and any adjournments thereof (the "Meeting"), to be held on Friday, October 6, 2000 at Beau Rivage, 875 Beach Boulevard, Biloxi, Mississippi 39530 at 10:00 a.m., local time, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders (the "Notice").

     All costs of this solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers, and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, and personal interviews. Brokers, custodians, and fiduciaries will be required to forward proxy soliciting material to the owners of stock held in their names. The Company will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

     Stockholders executing proxies may revoke them at any time prior to use by written notice to the Secretary of the Company, by subsequently executing another proxy, or by attending the Meeting and voting in person. A proxy when executed and not revoked will be voted and, if it contains any specifications, it will be voted in accordance therewith. If no choice is specified, stock covered by the proxy will be voted in favor of the Board's nominees for election of directors and in the discretion of the proxy holder upon such other matters as may properly come before the Meeting or any adjournments thereof.

     This proxy statement, the accompanying proxy, and the Company's annual report to stockholders for the year ended December 31, 1999 (the "Annual Report"), were first sent or given to stockholders on or about September 6, 2000. COPIES OF THE ANNUAL REPORT ON FORM 10-KSB, NOT INCLUDING EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO THE COMPANY AT ITS EXECUTIVE OFFICES: EUROPA CRUISES CORPORATION, ATTENTION:
INVESTOR RELATIONS, 150 - 153RD AVENUE, SUITE 200, MADEIRA BEACH, FLORIDA 33708. EXHIBITS TO THE ANNUAL REPORT ON FORM 10-KSB MAY BE FURNISHED TO STOCKHOLDERS UPON THE PAYMENT OF AN AMOUNT EQUAL TO THE REASONABLE EXPENSES INCURRED IN FURNISHING SUCH EXHIBITS. A complete list of stockholders entitled to vote at the Meeting shall be open to the examination of any stockholder, for any purpose germane to the Meeting, during ordinary business hours at least ten days prior to the Meeting at the place where the Meeting is to be held. The list shall also be produced and kept at the time and place of the Meeting and may be inspected by any stockholder who is present.

                              BENEFICIAL OWNERSHIP

     At the close of business on August 21, 2000, the record date for determining the stockholders entitled to vote at the Meeting, there were issued and outstanding and entitled to vote a total of 32,414,815 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), 926,000 shares of the Company's series "S" preferred stock (the "S Preferred Stock") and 900,000 shares of the Company's series "S-NR" preferred stock (the "S-NR Preferred Stock"). The S Preferred Stock and the S-NR Preferred Stock are collectively referred to herein as the "Preferred Stock." The Common Stock and Preferred Stock (collectively referred to as the "Voting Stock") vote as a single class, and each share of Voting Stock is entitled to one vote per share. A majority of the shares of Voting Stock represented at the Meeting, either in person or by proxy, and entitled to vote at the Meeting, shall constitute a quorum for purposes of the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the judge of elections appointed for the Meeting.

     The following table sets forth, to the Company's knowledge, as of August 21, 2000, based on filings with the Securities and Exchange Commission, the beneficial ownership of the outstanding Voting Stock held by (i) each person or entity beneficially owing more than 5% of the shares of Voting Stock, (ii) each director, nominee, and certain executive officers, individually, and (iii) all directors and executive officers as a group.

                                                                                                                     Percent
Name and Address                                  Number of Shares of Voting Stock Owned(1)   Percent of Class      Voting(1)
----------------                                  -----------------------------------------   ----------------      ---------
Five Percent Holders:

    Serco International Limited (2)                       1,130,334    Common                          3.49%            8.63%
    P.O. Box 15, A-9010                                     900,000    S-NR Preferred                100.00%
    Klagenfurt, Austria                                     926,000    S Preferred                   100.00%

    Austroinvest International Limited (2)                1,130,334    Common                          3.49%            8.63%
    P.O. Box 15, A-9010                                     900,000    S-NR Preferred                100.00%
    Klagenfurt, Austria                                     926,000    S Preferred                   100.00%

    Gaming Invest Corporation (2)                         1,130,334    Common                          3.49%            8.63%
    P.O. Box 15, A-9010                                     900,000    S-NR Preferred                100.00%
    Klagenfurt, Austria                                     926,000    S Preferred                   100.00%

    Ernst G. Walter (2)                                   1,130,334    Common                          3.49%            8.63%
    14700 Gulf Blvd., Apt. 401                              900,000    S-NR Preferred                100.00%
    Madeira Beach, FL 33078                                 926,000    S Preferred                   100.00%

    Europa Cruises Corporation (3)                        3,750,000    Common                         11.57%           10.95%
    Employee Stock Ownership Plan
    Trust Agreement
    150 - 153rd Avenue
    Madeira Beach, Florida 33708

Directors and Named Executive Officers:

    Deborah A. Vitale, Esquire (3)(4)(5)               5,353,500    Common          16.52%        15.63%
    Chairman, President, CEO,
    Secretary and Treasurer;
    Chairman, President,
    Secretary and Treasurer of
    Casino World, Inc. and
    Mississippi Gaming Corp. (6)
    1013 Princess Street
    Alexandria, VA 22314

    John R. Duber (3)(7)                               3,987,560    Common          12.30%        11.65%
    Director, Vice-President
    and Assistant Secretary
    20018 Westover Avenue
    Rocky River, Ohio 44116

    Gregory A. Harrison (8)                              780,000    Common           2.41%         2.28%
    Director
    16209 Kimberly Grove
    Gaithersburg, MD 20878

    Paul DeMattia (9)                                    139,000    Common           0.43%         0.41%
    Director
    6366 Eastland Road
    Brookpark, OH 44142

    James Illius (10)                                  2,522,051    Common           7.78%         7.37%
    Director
    3791 Frances Drive
    Rocky River, Ohio 44116

All Directors and Officers as a Group:                 9,152,111    Common          28.23%        26.73%

__________
(1) Common Stock and Preferred Stock amounts have been combined for the purpose of calculating percentages. Unless otherwise stated in the notes below, all references to options are to options exercisable currently and within 60 days of August 21, 2000.

(2) Serco International Limited, Austroinvest International Limited and Gaming Invest Corporation are affiliated entities. The Company understands that Dr. Ernst Walter is the sole director of each company. The total beneficial ownership of securities of the Company by the three corporations and Dr. Walter includes: 900,000 shares of Series S-NR Preferred Stock and 980,334 shares of Common Stock owned by Serco International Limited; 926,000 shares of S Preferred Stock owned by Austroinvest International Limited; and 150,000 shares of Common Stock owned by Gaming Invest Corporation.

(3) The Europa Cruises Corporation Employee Stock Ownership Plan, Trust Agreement ("ESOP") was established on August 18, 1994. The Trustees of the ESOP are Deborah A. Vitale, President, CEO, and Chairman of the Board, and
     John R. Duber, Vice-President and a Director (the "Trustees").   As of
     December 31, 1999, 1,250,000 ESOP shares had been released and 1,000,000 ESOP Shares had been allocated to participants in the ESOP. The participants in the ESOP are entitled to direct the Trustees as to the manner in which the ESOP Stock allocated to their respective accounts are voted, and the Trustees vote the unallocated ESOP Stock. The Trustees are required to vote the unallocated ESOP Stock in the best interests of ESOP beneficiaries.

(4) Includes 53,500 directly owned shares of Common Stock; 3,750,000 shares of unallocated ESOP Stock voted as a Trustee of the ESOP; options to purchase 1,550,000 shares of Common Stock as follows: 750,000 shares of Common Stock immediately exercisable at $1.00 per share, which expire on April 3, 2003 and which were awarded conditioned on continued service, as set forth in note 5, below; and 800,000 shares of Common Stock immediately exercisable at $0.75 per share, which expire on April 18, 2001.

(5) The options are contingent on the Director remaining a Director for six months from the date of his or her appointment (unless removed by a vote of the stockholders or a failure to be nominated to the next Board or unless unable to serve due to death or by reason of physical or mental incapacity).

(6) Casino World, Inc. and Mississippi Gaming Corporation are wholly owned subsidiaries of the Company.

(7) Includes 137,560 directly owned shares of Common Stock; 3,750,000 shares of unallocated ESOP Stock voted as a Trustee of the ESOP; and options to purchase 100,000 shares of Common Stock immediately exercisable at $1.00 per share and which expire on March 24, 2003, 50,000 of which were awarded conditioned on continued service, as set forth in note 5.

(8) Includes 730,000 directly owned shares of Common Stock; and options to purchase 50,000 shares of Common Stock immediately exercisable at $1.00 per share, which expire on March 24, 2003 and which were awarded conditioned on continued service, as set forth in note 5, above.

(9) Includes 89,000 directly owned shares of Common Stock; and options to purchase 50,000 shares of Common Stock immediately exercisable at $1.00 per share, which expire on March 24, 2003 and which were awarded conditioned on continued service, as set forth in note 5, above.

(10) Includes 2,452,651 directly owned shares of Common Stock; 17,400 shares of Common Stock owned by Mr. Illius' wife, 16,000 shares of Common Stock owned by Mr. Illius' son; 16,000 shares of Common Stock owned by Mr. Illius' daughter; and 20,000 shares owned by Builders Loft, Inc. Pension Plan of which Mr. Illius is the Fund Manager.


                             ELECTION OF DIRECTORS

     The Board consists of five directors whose terms continue until the next annual meeting of stockholders or until his or her successor is duly elected and qualified. The Board has nominated the following five persons for election at the Meeting. Unless otherwise indicated in this proxy statement, the business address of each nominee is the executive offices of the Company. Certain information concerning the nominees is set forth below.

     Each nominee is, at present, available for election, but if any nominee should become unavailable, the persons voting the accompanying proxy may, at their direction, vote for a substitute. The election of each director requires the vote of holders of a plurality of the outstanding Voting Stock, counted as a single class, present and voting at the Meeting. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

Name                        Age                       Title
----                        ---                       -----
Deborah A. Vitale            50      Chairman of the Board, President, Chief
                                     Executive Officer, Secretary and Treasurer

John R. Duber                44      Director, Vice-President, Assistant
                                     Secretary and Director of Investor
                                     Relations

Gregory A. Harrison          56      Director

Paul J. DeMattia             40      Director

James Illius                 50      Director


DIRECTORS

DEBORAH A. VITALE, was elected Chairman of the Board in March 1995 and was appointed Secretary of the Company in November 1994. She has been a Director of the Company since December 1992. On February 14, 1997, Ms. Vitale was appointed Chairman of the Board of Directors of Casino World, Inc. and Chairman of the Board of Directors of Mississippi Gaming Corporation, each a subsidiary of the Company. On September 2, 1997, Ms. Vitale was appointed President of Casino World, Inc. and Mississippi Gaming Corporation. On February 20, 1998, Ms. Vitale was appointed President and Chief Executive Officer of Europa Cruises Corporation. Ms. Vitale is a trial attorney, by background, with over twenty years of experience handling complex civil litigation. Ms. Vitale is licensed to practice law in Maryland, Virginia and Washington D.C. Ms. Vitale was a partner in the firm of Miller & Vitale, P.C. from November 1990 to September 1992. From 1986 to 1990, Ms. Vitale was Of Counsel to the firm of Jacobi & Miller in Alexandria, Virginia. Ms. Vitale has, in the past, served as a staff attorney at the Federal Communications Commission and had served as Listing Official for the Environmental Protection Agency.

JOHN R. DUBER, was named as a Director of the Company on February 18, 1998. Since January, 1998, Mr. Duber has been employed by the Company as its Director of Investor Relations. Mr. Duber was elected Vice-President and Assistant Secretary of the Company in February 1998. Since 1992, Mr. Duber has worked as a consultant in the trucking industry. Mr. Duber received his Bachelor of Science Degree from John Carroll University in 1977.

GREGORY A. HARRISON, Ph.D., P.E., was named as a Director of the Company on February 20, 1998. Dr. Harrison is a consulting forensic engineer with thirty-five years of diversified safety/project engineering experience with NASA, DOD, NBS, NRC, ARAMCO, and Tenera, L.P. Dr. Harrison has qualified as an expert witness in various courts in ten states. Dr. Harrison received a B.S. degree in Fire Protection Engineering from the University of Maryland in 1966; an M.S. degree in Civil Engineering from the University of Maryland in 1970, an M.S. degree in Engineering Administration from George

Washington University in 1979 and a Ph.D. in Safety Engineering from Kennedy-Western University in 1994. Dr. Harrison held a top secret security clearance with the U.S. Department of Energy. Dr. Harrison has served on the Board of Directors of Data Measurement Corporation and First Patriot National Bank and was an Advisory Board member of United Bank.

PAUL J. DEMATTIA, was named as a Director of the Company on February 20, 1998. Mr. DeMattia attended the West Side Institute of Technology from 1979 to 1983. Mr. DeMattia is the founder of DeMattia Cartage, Incorporated, and has served as President of that company, which owns and operates various trucks and trailers for specialized delivery service, since 1983. Mr. DeMattia is the recipient of the W.W. Grainger, Inc. Outstanding Quality Carrier Service Award for 1992-1993.

JAMES ILLIUS, was named as a Director of the Company on May 20, 1999. Mr. Illius has been a shareholder of the Company since June of 1994 and is the largest holder of Common Stock of the Company. Mr. Illius is the founder and president of Builders Loft, Inc., a wholesale building supplier, which employs eleven people and has sales of approximately five million dollars annually. Mr. Illius has been involved in the building and construction industry for approximately thirty years. Mr. Illius is a stock market investor and manages Builders Loft, Inc.'s pension fund. Mr. Illius also invests in and develops real estate. Mr. Illius is a lifelong resident of the Cleveland, Ohio area.

KEY PERSONNEL

ROBERT ZIMMERMAN, was appointed Chief Financial Officer of the Company on July 27, 1998. From May of 1994 until joining Europa, Mr. Zimmerman served as Controller for the North and Central American operations of Casinos Austria International, Ltd. From 1980 through 1993, Mr. Zimmerman served as Vice-President of Finance for the Industrial Controls subsidiary of Emerson Electric Company. Prior to 1980, Mr. Zimmerman was employed with the public accounting firm of Fiddler and Co. for seven years.

MEETINGS AND COMMITTEES OF THE BOARD

     The Board held thirteen (13) meetings during the year ended December 31, 1999. Each Director attended at least 75% of the total number of Board meetings during the period for which he or she was a Director. The Board did not have a compensation or nominating committee during the year ended December 31, 1999. The Board formed an audit committee on February 20, 1998, consisting of Paul DeMattia and Gregory Harrison, both of whom are outside Directors, and Deborah
A. Vitale and John R. Duber, both of whom are Directors and Officers of the Company. The audit committee, which convenes at each meeting of the Board, has authority with respect to the financial audit and reporting functions of the Company, including the review of internal accounting procedures and the review and oversight of the Company's independent accountants.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The information listed below is based on a review of reports and other information furnished to the Company by its directors and officers (collectively, the "Reporting Persons").

     Mr. Zimmerman was granted an option to purchase 50,000 shares of Common Stock in July 1998, which should have been reported on a Form 5 by February 14, 1999.

     Ms. Vitale failed to file a Form 5 by February 14, 2000, which should have included the transactions described below. Ms. Vitale held an option to purchase 100,000 shares of Common Stock which expired August 31, 1999. Ms. Vitale made a loan to the Company in October 1998 in the aggregate amount of $284,211. As of November 1998, $216,300 was outstanding. The Company repaid Ms. Vitale for her loan in January, February and March 2000. The Company's repayment of the loan in January, February and March 2000 is treated as an indirect sale.

     The Reporting Persons will file the above reports in the next few weeks. To the Company's knowledge, during the year ended December 31, 1999, all other Reporting Persons complied with all applicable Section 16(a) filing requirements.

                            EXECUTIVE COMPENSATION

     The following table provides information concerning the compensation of certain executive officers of the Company and its wholly owned subsidiaries, Casino World, Inc. and Mississippi Gaming Corporation. No other person serving as an executive officer on December 31, 1999, received cash compensation in excess of $100,000 during any of the last three fiscal years.

                          SUMMARY COMPENSATION TABLE

                              Annual Compensation                                         Long Term Compensation
                              -------------------                                         ----------------------

                                                                                    Awards                       Payouts
                                                                                    ------                       -------

                                                                                          Securities
                                                                                          Underlying
                                                          Other Annual     Restricted      Options/           LTIP      All Other
Name and Principal                  Salary   Bonus        Compensation    Stock Awards       SARs            Payouts   Compensation
    Occupation              Year      ($)     ($)              ($)            ($)             ($)              ($)         ($)
    ----------              ----      ---     ----             ---            ---             ---              ---         ---
Deborah Vitale (1)          1999  $125,000     None              None            None            None           None           None
President and CEO           1998  $125,000  $50,000              None            None         750,000           None           None
                            1997  $ 84,135     None              None            None            None           None           None

Lester E. Bullock (2)       1999      None     None              None            None            None           None           None
Former President and CEO    1998  $ 40,865  $25,000           $75,000(5)         None            None           None     Car Rental
of the Company              1997  $125,000     None              None            None            None           None     Car Rental

________________
(1) Ms. Vitale has served as President and Chief Executive Officer of the Company since February 20, 1998. On April 3, 1998, Ms. Vitale was granted options to purchase 750,000 shares of Common Stock immediately exercisable at $1.00 per share, which expire on April 3, 2003 and which were granted for services rendered as a Director and President of Europa and its subsidiaries.

(2) On July 18, 1994, Mr. Bullock became President of the Company. Mr. Bullock's monthly vehicle lease payment, including tax, was $783.10 in 1997 and 1998. On February 20, 1998, Mr. Bullock was removed as President and Chief Executive Officer of the Company and resigned as a Director. On March 6, 1998 Mr. Bullock was terminated as an employee of the Company. On March 3, 1998, the Company entered into an agreement with Mr. Bullock to cancel his options to purchase 500,000 shares of Common Stock for $75,000 or $0.15 per share.

                             DIRECTORS COMPENSATION

     In September 1997, the Company ceased paying cash compensation to its non-employee Directors. The Company has from time to time compensated its non-employee Directors by granting options to them. During the year ended December 31, 1999, there were no options granted to Directors. Directors are reimbursed for certain approved expenses incurred in connection with attendance at non-telephonic Board meetings and non-telephonic committee meetings.

                                    OPTIONS

     During the year ended December 31, 1999, no options were granted to any officers or directors.

     During the year ended December 31, 1999, Deborah Vitale had options to purchase 1,550,000 shares of Common Stock as follows: 750,000 shares of Common Stock immediately exercisable at $1.00 per share, which expire on April 3, 2003 and which were awarded conditioned on continued service; and 800,000 shares of Common Stock immediately exercisable at $0.75 per share, which expire on April 18, 2001.

     During the year ended December 31, 1999, John Duber had options to purchase 100,000 shares of Common Stock immediately exercisable at $1.00 per share and which expire on March 24, 2003, 50,000 of which were awarded conditioned on continued service.

     During the year ended December 31, 1999, Gregory A. Harrison had options to purchase 50,000 shares of Common Stock immediately exercisable at $1.00 per share, which expire on March 24, 2003 and which were awarded conditioned on continued service.

     During the year ended December 31, 1999, Paul DeMattia had options to purchase 50,000 shares of Common Stock immediately exercisable at $1.00 per share, which expire on March 24, 2003 and which were awarded conditioned on continued service.

     During the year ended December 31, 1999, no options were exercised.


                             CERTAIN TRANSACTIONS

     Deborah Vitale, the President and Chief Executive Officer of the Company, loaned the Company an aggregate of $284,211 in October 1998 to be used by the Company for working capital purposes (the "Vitale Loan"). James Illius, a Director of the Company, loaned the Company $300,000, half of which was borred by the Company on November 26, 2998, and the other half of which was borrowed on December 2, 1998 (the "Illius Loan"). The Vitale Loan and the Illius Loan are unsecured, non-interest bearing demand loans convertible into shares of Common Stock. The Vitale Loan is convertible into shares of Common Stock at $0.45 per share, and the Illius Loan is convertible into shares of Common Stock at $0.30 per share. On the date of the Vitale Loan, the trading price in the over the counter market for the Company's shares of Common Stock was $0.50 per share.
For the Illius Loan, the trading price in the over the counter market for the Company's shares of Common Stock was $0.34 per share on November 26, 1998, and $0.33 per share on December 2, 1998. In July 1999, Mr. Illius received 1,000,000 shares of Common Stock in total repayment of the Illius Loan. In November 1998, Ms. Vitale received $67,911 in cash in partial prepayment of the Vitale Loan. Various cash payments were made to Ms. Vitale in January 2000, February 2000 and March 2000. As of March 31, 200, the Vitale Loan was repaid.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The firm of BDO Seidman, LLP, currently serves as the Company's independent auditors. BDO Seidman, LLP, has served as independent auditors for the Company since 1990.

                                 OTHER MATTERS

     The management is not aware of any matters not referred to in the attached Notice which will be presented for action at the Meeting. If any other matters properly come before the Meeting, it is intended that the shares of Voting Stock represented by the proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Any proposal of a stockholder to be presented at the Company's annual meeting of stockholders in 2001, including the nomination of persons to serve on the Board, must be received not later than June 8, 2001 to be included in the proxy materials for that meeting. Stockholders submitting proposals should submit them in writing and direct them to the Company's secretary at the Company's principal executive offices via certified mail, return receipt requested, to ensure timely delivery. No stockholders proposals were received with respect to the Meeting scheduled for October 6, 2000.

                              By Order of the Board of Directors


                              Deborah A. Vitale
                              Chairman of the Board
September 6, 2000             President and Chief Executive Officer

                          EUROPA CRUISES CORPORATION

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned, revoking any prior proxies or consents, hereby appoints as his or her proxies with full power of substitution and revocation Deborah A. Vitale and John R. Duber, or either of them, to vote all Common Stock or S Preferred Stock or S-NR Preferred Stock (collectively, the "Voting Stock") of the undersigned in Europa Cruises Corporation with all of the powers that the undersigned would have if personally present, at the annual meeting of stockholders of Europa Cruises Corporation, to be held on Friday, October 6, 2000 at Beau Rivage, 875 Beach Boulevard, Biloxi, Mississippi 39530 at 10:00 a.m. local time and at any and all adjournments thereof and to take the actions specified in item 2 below.

     The Board of Directors recommends a vote FOR the nominees listed below.

     1. TO ELECT FIVE DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS.

     [ ] FOR ALL NOMINEES LISTED BELOW   [ ] WITHHOLD AUTHORITY TO
                                      VOTE FOR ALL NOMINEES LISTED BELOW

     DEBORAH A. VITALE   PAUL J. DEMATTIA     JAMES ILLIUS
     JOHN R. DUBER       GREGORY A. HARRISON

     INSTRUCTIONS: To withhold authority to vote for any individual nominee(s) write such nominee's name in the space below:

     ______________________________________________

     2. To transact such other business as may properly come before the meeting and any adjournments thereof.

            (continued and to be signed and dated on reverse side)

                        (continued from previous side)

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted in favor of each of the nominees in Proposal 1 set forth above.

     Please sign exactly as name appears below. When shares of Voting Stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                         DATED:______________ 2000

                         ________________________________
                         Signature

                         ________________________________
                         Signature, If Held Jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                          EUROPA CRUISES CORPORATION

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned, revoking any prior proxies or consents, hereby appoints as his or her Trustees of the Employee Stock Ownership Plan, Trust Agreement ("ESOP") with full power of substitution and revocation Deborah A. Vitale and John R. Duber, or either of them, to vote all Common Stock allocated to his or her ESOP account (the "ESOP Stock") of the undersigned in Europa Cruises Corporation with all of the powers that the undersigned would have if personally present, at the annual meeting of stockholders of Europa Cruises Corporation, to be held on Friday, October 6, 2000 at Beau Rivage, 875 Beach Boulevard, Biloxi, Mississippi 39530 at 10:00 a.m. local time and at any and all adjournments thereof and to take the actions specified in item 2 below.

     The Board of Directors recommends a vote FOR the nominees listed below.

     1. TO ELECT FIVE DIRECTORS TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS.

     [ ] FOR ALL NOMINEES LISTED BELOW   [ ] WITHHOLD AUTHORITY TO
                                       VOTE FOR ALL NOMINEES LISTED BELOW

     DEBORAH A. VITALE   PAUL J. DEMATTIA     JAMES ILLIUS
     JOHN R. DUBER       GREGORY A. HARRISON

     INSTRUCTIONS: To withhold authority to vote for any individual nominee(s) write such nominee's name in the space below:

     ______________________________________________

     2. To transact such other business as may properly come before the meeting and any adjournments thereof.

            (continued and to be signed and dated on reverse side)

                        (continued from previous side)

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted in favor of each of the nominees in Proposal 1 set forth above.

     Please sign exactly as name appears below. When shares of ESOP Stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                         DATED:______________ 2000

                         ________________________________
                         Signature

                         ________________________________
                         Signature, If Held Jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.